Exhibit 10.18

Notice of Award
SMALL BUSINESS INNOVATION RESEARCH PROG Issue Date: 04/04/2012
Department of Health and Human Services
National Institutes of Health
NATIONAL HEART, LUNG, AND BLOOD INSTITUTE

Grant Number: 1R43HL114298-01

Principal Investigator(s):

PRAKASH NARAYAN, PHD

Project Title: An Innovative Cardioprotective

Dr. Goldberg, Itzhak D, MD

Angion Biomedica Corp.

1050 Stewart Ave

Garden City, NY 115314888

Award e-mailed to: igoldberg@angion.com

Budget Period: 04/05/2012 – 03/31/2013

Project Period: 04/05/2012 – 03/31/2013

Dear Business Official:

The National Institutes of Health hereby awards a grant in the amount of $373,934 (see “Award Calculation” in Section I and “Terms and Conditions” in Section III) to ANGION BIOMEDICA CORPORATION in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 42 CFR PART 52 15 USC 638 and is subject to the requirements of this statute and regulation and of other referenced, incorporated or attached terms and conditions.

Acceptance of this award including the “Terms and Conditions” is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

Each publication, press release, or other document about research supported by an NIH award must include an acknowledgment of NIH award support and a disclaimer such as “Research reported in this publication was supported by the National Heart, Lung, And Blood Institute of the National Institutes of Health under Award Number R43HL114298. The content is solely the responsibility of the authors and does not necessarily represent the official views of the National Institutes of Health.” Prior to issuing a press release concerning the outcome of this research, please notify the NIH awarding IC in advance to allow for coordination.

Award recipients must promote objectivity in research by establishing standards that provide a reasonable expectation that the design, conduct and reporting of research funded under NIH awards will be free from bias resulting from an Investigator’s Financial Conflict of Interest (FCOI), in accordance with 42 CFR Part 50 Subpart F. Subsequent to the compliance date of the 2011 revised FCOI regulation (i.e., on or before August 24, 2012), Awardees must be in compliance with all aspects of the 2011 revised regulation; until then, Awardees must comply with the 1995 regulation. The Institution shall submit all FCOI reports to the NIH through the eRA Commons FCOI Module. The regulation does not apply to Phase I Small Business Innovative Research (SBIR) and Small Business Technology Transfer (STTR) awards. Consult the NIH website http://grants.nih.gov/grants/policy/coi/ for a link to the regulation and additional important information.

If you have any questions about this award, please contact the individual(s) referenced in Section IV.

Sincerely yours,

Mary S Baylor

Grants Management Officer

NATIONAL HEART, LUNG, AND BLOOD INSTITUTE

1	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Additional information follows

2	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SECTION I – AWARD DATA – 1R43HL114298-01

Award Calculation (U.S. Dollars)
Salaries and Wages	$	[***]
Fringe Benefits	$	[***]
Supplies	$	[***]
Travel Costs	$	[***]

Federal Direct Costs	$	[***]
Federal F&A Costs	$	[***]
Approved Budget	$	[***]
Fee	$	[***]
Federal Share	$	[***]
TOTAL FEDERAL AWARD AMOUNT		$373,934

AMOUNT OF THIS ACTION (FEDERAL SHARE)		$373,934

SUMMARY TOTALS FOR ALL YEARS
YR	THIS AWARD	CUMULATIVE TOTALS
1	$373,934	$373,934

Fiscal Information:
CFDA Number:	93.837
EIN:	1113430072A1
Document Number:	RHL114298A
Fiscal Year:	2012

IC	CAN	2012
HL	8470242	$373,934

NIH Administrative Data:

PCC: HHHAIN / OC: 414A / Processed: PAGEM 04/02/2012

SECTION II – PAYMENT/HOTLINE INFORMATION – 1R43HL114298-01

For payment and HHS Office of Inspector General Hotline information, see the NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm

SECTION III – TERMS AND CONDITIONS – 1R43HL114298-01

This award is based on the application submitted to, and as approved by, NIH on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

a.	The grant program legislation and program regulation cited in this Notice of Award.
b.	Conditions on activities and expenditure of funds in other statutory requirements, such as those included in appropriations acts.
c.	45 CFR Part 74 or 45 CFR Part 92 as applicable.
d.	The NIH Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.
e.	This award notice, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

(See NIH Home Page at ‘http://grants.nih.gov/grants/policy/awardconditions.htm’ for certain references cited above.)

Carry over of an unobligated balance into the next budget period requires Grants Management Officer prior approval.

3	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

This award is subject to the requirements of 2 CFR Part 25 for institutions to receive a Dun & Bradstreet Universal Numbering System (DUNS) number and maintain an active registration in the Central Contractor Registration. Should a consortium/subaward be issued under this award, a DUNS requirement must be included. See http://grants.nih.gov/grants/policy/awardconditions.htm for the full NIH award term implementing this requirement and other additional information.

Based on the project period start date of this project, this award is likely subject to the Transparency Act subaward and executive compensation reporting requirement of 2 CFR Part 170. There are conditions that may exclude this award; see http://grants.nih.gov/grants/policy/awardconditions.htm for additional award applicability information.

In accordance with P.L. 110-161, compliance with the NIH Public Access Policy is now mandatory. For more information, see NOT-OD-08-033 and the Public Access website: http://publicaccess.nih.gov/.

This award represents the final year of the competitive segment for this grant. Therefore, see the NIH Grants Policy Statement Section 8.6 Closeout for closeout requirements at: http://grants.nih.gov/grants/policy/#gps .

A final Federal Financial Report (FFR) (SF 425) must be submitted through the eRA Commons (Commons) within 90 days of the expiration date; see the NIH Grants Policy Statement Section 8.6.1 Financial Reports, http://grants.nih.gov/grants/policy/#gps, for additional information on this submission requirement. The final FFR must indicate the exact balance of unobligated funds and may not reflect any unliquidated obligations. There must be no discrepancies between the final FFR expenditure data and the Payment Management System’s (PMS) cash transaction data.

A Final Invention Statement and Certification form (HHS 568), (not applicable to training, construction, conference or cancer education grants) must be submitted through the eRA Commons (Commons) within 90 days of the expiration date.

Furthermore, unless an application for competitive renewal is submitted, a final progress report must also be submitted within 90 days of the expiration date. Institute/Centers may accept the progress report contained in competitive renewal (type 2) in lieu of a separate final progress report. Contact the awarding IC for IC-specific policy regarding acceptance of a progress report contained in a competitive renewal application in lieu of a separate final progress report.

NIH strongly encourages electronic submission of the final progress report and the final invention statement through the Closeout feature in the Commons. If the final progress report and final invention statement are not submitted through the Commons, a copy can be emailed or sent to the contacts listed below. Copies of the HHS 568 form may be downloaded at: http://grants.nih.gov/grants/forms.htm.

Submissions of the final progress report and HHS 568 may be e-mailed as PDF attachments to the NIH Central Closeout Center at: DeasCentralized@od.nih.gov.

Paper submissions of the final progress report and the HHS 568 may be faxed to the NIH Central Closeout Center at 301-480-2304 or mailed to the NIH Central Closeout Center at the following address:

NIH/OD/OER/DEAS

Central Closeout Center

6705 Rockledge Drive, Room 2207

Bethesda, MD 20892-7987 (for regular or U.S. Postal Service Express mail)

Bethesda, MD 20817 (for other courier/express mail delivery only)

The final progress report should include, at a minimum, a summary of progress toward the achievement of the originally stated aims, a list of significant results (positive and/or negative), a list of publications and the grant number. If human subjects were included in the research, the final progress report should also address the following:

Report on the inclusion of gender and minority study subjects (using the gender and minority

4	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Inclusion Enrollment Form as provided in the PHS 2590 and available at http://grants.nih.gov/grants/forms.htm).

Where appropriate, indicate whether children were involved in the study or how the study was relevant for conditions affecting children (see NIH Grants Policy Statement Section 4.1.15.7 Inclusion of Children as Subjects in Clinical Research at URL http://grants.nih.gov/grants/policy/#gps).

Describe any data, research materials (such as cell lines, DNA probes, animal models), protocols, software, or other information resulting from the research that is available to be shared with other investigators and how it may be accessed.

Any other specific requirements set forth in the terms and conditions of the award must also be addressed in the final progress report.

Note, if this is the final year of a competitive segment due to the transfer of the grant to another institution, then not all the requirements stated above are applicable. Specifically a Final Progress Report is not required. However, a final FFR is required and should be submitted electronically as noted above. In addition, if not already submitted, the Final Invention Statement is required and should be sent directly the assigned Grants Management Specialist.

Treatment of Program Income:

Additional Costs

SECTION IV – HL Special Terms and Conditions – 1R43HL114298-01

FIXED FEE

The fixed fee provided as part of this grant award is in addition to allowable direct and facilities and administrative costs. An equitable adjustment of the fee will be made in the event the grant is terminated. The fee should be drawn down from the DHHS Payment Management System, phone number 301-443-1660 in increments based upon the percentage of completion of the project.

BUDGET PERIOD

This award is issued for less than a 12-month budget period in order to distribute future noncompeting awards more evenly throughout the fiscal year. The project period end date has been adjusted accordingly.

KEY PERSONNEL

In addition to the PI, any absence, replacement, or substantial reduction in effort of the following individual(s) below, requires written prior approval of the National Institutes of Health awarding component.

Dr. Itzhak Goldberg

INTELLECTUAL PROPERTY RIGHTS

Normally, the grantee organization retains the principal worldwide patent rights to any invention developed with United States government support. Under Title 37 Code of Federal Regulations Part 401, the Government receives a royalty-free license for its use, reserves the right to require the patent holder to license others in certain circumstances, and requires that anyone exclusively licensed to sell the invention in the United States must normally manufacture it substantially in the United States. To the extent authorized by Title 35 United States Code Section 205, the Government will not make public any information disclosing a Government-supported invention for a 4-year period to allow the grantee organization a reasonable time to file a patent application, nor will the Government release any information that is part of that application.

COST PRINCIPLES

Allowable costs of activities conducted by for-profit organizations will be determined by applying the contract cost principles and procedures set forth in part 31 of the Federal Acquisition Regulations (FAR). However, independent research and development costs (including the facilities and administrative costs allocable to them) are unallowable.

AUDIT REQUIREMENTS

The Code of Federal Regulations (Title 45 Part 74.26) stipulates that commercial (for-profit) organizations are subject to the audit when its cumulative Federal awards exceed $500,000 (as either a direct grantee and/or consortium participant) the Grantee may choose to follow the OMB A-133 Audit procedures or perform a GAAP/GAAS (Yellow Book) audit. Please refer to the Division of Financial Advisory Services website at http://oamp.od.nih.gov/dfas/faqforprofitaudits.asp for additional information.

5	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

PRIOR APPROVAL

Prior approval from the awarding office is required for the following actions:

1.  Change in scope or objectives of the grant-supported activities. The following actions are likely to be considered a change in scope:

a.  Change in the specific aims approved at the time of award.

b.  Substitution of one animal model for another.

c.  Any change from the approved use of animals or human subjects

d.  Shifting the emphasis of the research from one disease area to another.

e.  Applying a new technology, i.e., changing assays from those approved to use of a different type of assay.

g.  Change in key personnel whose expertise is critical to the approved project.

h.  Significant rebudgeting whether or not it requires approval under rules governing budget changes. Significant rebudgeting occurs when the cumulative amount of transfers among direct cost categories for the current budget period exceeds 25 percent of the total amount awarded, or $250,000, whichever is less.

i.  Incurrence of patient care costs not previously approved by NIH and/or when a grantee desires to rebudget funds out of the patient care category

2.  Change in Principal Investigator or other key personnel identified on the Notice of Grant Award.

3.  Change of grantee organization, successor in interest, or recipient institution name change.

4.  Deviations from special terms or conditions stated on the Notice of Grant Award require prior approval from the NIH awarding office.

5.  Transferring substantive programmatic work to a third party.

6.  Extensions of the Budget/Project Period with or without additional funds.

7.  Patient care costs not previously approved by NIH and/or when a grantee desires to rebudget funds out of the patient care category.

8.  Preaward costs incurred more than 90 days prior to the effective date of any new or competing continuation award.

9.  Actions requiring additional federal funds.

Such prior approval should be requested in a letter signed by the Principal Investigator and a Business Official of the grantee organization, should be addressed to the Grants Management Specialist identified on the Notice of Grant Award, and should include an explanation and justification for the action(s). The above is an abbreviated list and does not include all actions which require prior approval. If there are any questions as to whether an action requires prior approval, contact the Grants Management Specialist listed below.

INFORMATION FOR GRANTEES

This term provides the URL for the NIH Welcome Wagon letter. The intent of this memorandum is to highlight key requirements, provide referrals to important sources of information available from the NIH, and identify NIH and Department of Health and Human Services (HHS) offices having responsibility for certain administrative functions. http://grants.nih.gov/grants/funding/welcomewagon.htm

STAFF CONTACTS

The Grants Management Specialist is responsible for the negotiation, award and administration of this project and for interpretation of Grants Administration policies and provisions. The Program Official is responsible for the scientific, programmatic and technical aspects of this project. These individuals work together in overall project administration. Prior approval requests (signed by an Authorized Organizational Representative) should be submitted in writing to the Grants Management Specialist. Requests may be made via e-mail.

6	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Grants Management Specialist: Mary S Baylor

Email: baylorm@nhlbi.nih.gov Phone: 301-435-0480 Fax: (301) 451-5462

Program Official: Lisa Schwartz

Email: schwartzlongal@mail.nih.gov Phone: 301-402-4826 Fax: 301-480-0560

SPREADSHEET SUMMARY

GRANT NUMBER: 1R43HL114298-01

INSTITUTION: ANGION BIOMEDICA CORPORATION

Budget		Year 1
Salaries and Wages	$	[***]
Fringe Benefits	$	[***]
Supplies	$	[***]
Travel Costs	$	[***]
FEE	$	[***]
TOTAL FEDERAL DC	$	[***]
TOTAL FEDERAL F&A	$	[***]
TOTAL COST	$	[***]

Facilities and Administrative Costs	Year 1
F&A Cost Rate 1		90%
F&A Cost Base 1	$	[***]
F&A Costs 1	$	[***]

7	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.